UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant [	]

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WELLS FARGO FUNDS TRUST

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.)	Title of each class of securities to which transaction applies:
2.)	Aggregate number of securities to which transaction applies:
3.)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
4.)	Proposed maximum aggregate value of transaction:
5.)	Total fee paid:

WELLS FARGO | ADVANTAGE FUNDS

Individual Investor



TO BE TRULY DIVERSIFIED,

you may need to broaden your investment appetite.

LEARN MORE

SECURE ACCOUNT ACCESS LOGIN

Login ID

Password

Log In

Register

WHY INVEST WITH US? Learn More

▸ OPEN AN ACCOUNT

PLAN

- Compare Which IRA Is Right for You
- Roll Over a 401(k) into an IRA
- Prepare for Living in Retirement
- Calculate Your Retirement Readiness

RESEARCH

- View Daily Prices & Performance
- View Our 4- & 5-Star Funds
- Review Your Asset Allocation
- Browse Timely Investment Articles

Select a Fund Go

MANAGE

- Access Your Account Online
- Update Your Account Information
- Receive Account Documents by E-mail
- Subscribe to a Daily Market Update

Select a Form Go



PROXY CENTER

Find out about upcoming proxies.

Learn More



PORTFOLIO MANAGER APPEARANCES

Listen to our experts' views on the markets. Watch Now


1040

2007 TAX INFORMATION IS NOW AVAILABLE

Learn More

*This Web site is accompanied by current prospectuses for **Wells Fargo Advantage Funds®**, an **EdVest℠** program description, and a **tomorrow's scholar®** program description.*

For 529 plans, an investor's or a designated beneficiary's home state may offer state tax or other benefits that are only available for investments in that state's qualified tuition program. Please consider this before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

GET A QUOTE

Symbol

Proxy Center

Information for upcoming *Wells Fargo Advantage Funds*® special shareholder meetings and proxies can be found here. Please check back often for updated information.

Proxy information for the *Wells Fargo Advantage Life Stage Portfolios*℠:

- Life Stage – Conservative Portfolio
- Life Stage – Moderate Portfolio
- Life Stage – Aggressive Portfolio

- Frequently Asked Questions
- Proxy Statement (pdf)

Proxy information for the following *Wells Fargo Advantage Funds*:

- Balanced Fund
- Corporate Bond Fund
- High Yield Bond Fund
- Intermediate Government Income Fund
- National Limited-Term Tax-Free Fund
- National Tax-Free Fund
- Overseas Fund
- Value Fund

- Frequently Asked Questions
- Proxy Statement (pdf)

You can vote your shares online at www.proxyonline.com. Please refer to your proxy statement and proxy card for more details on your voting options.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. Some funds, including nondiversified funds and funds investing in foreign investments, high-yield bonds, small and mid cap stocks, and/or more volatile segments of the economy, entail additional risk and may not be appropriate for all investors. Consult a Fund's prospectus for additional information on these and other risks.



Telephone

- Fund Info: 1-800-359-3379
- Quotes, Balances & Transactions: 1-800-368-7550
  Additional numbers

Mail

- *Wells Fargo Advantage Funds*
  P.O. Box 8266
  Boston, MA 02266-8266

Visit Us in Person

- Investor Center

Press Room

- Read the latest news from *Wells Fargo Advantage Funds*

Secure Account Access Login

Login ID

Password [Go]

*This Web site is accompanied by current prospectuses for **Wells Fargo Advantage Funds®**, an **EdVest℠** program description (PDF), and a **tomorrow's scholar®** program description (PDF).*

For 529 plans, an investor's or a designated beneficiary's home state may offer state tax or other benefits that are only available for investments in that state's qualified tuition program. Please consider this before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

EdVest and *tomorrow's scholar* are state-sponsored 529 college savings plans administered by the Wisconsin Office of the State Treasurer. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Managed Account Services, *Wells Fargo Advantage Funds*, the *Wells Fargo Advisor*℠ program, and the *EdVest* and *tomorrow's scholar* plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by **Wells Fargo Funds Distributor, LLC**, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

This Web site is for information purposes only and is not intended as a solicitation to sell or buy any security. *Wells Fargo Advantage Funds* are offered by prospectus and only to residents of the United States. Wells Fargo does not control or endorse and is not responsible for third-party Web sites to which this site links.

Wells Fargo Advantage Funds 1-800-359-3379

GET A QUOTE

Symbol

Wells Fargo Advantage Life Stage Portfolios℠

Frequently Asked Questions

Shareholders of the Wells Fargo Advantage Life Stage Portfolios are being asked to approve a reorganization of their Portfolios into other acquiring Wells Fargo Advantage Funds. The following information highlights the principal aspects of the proposal, which is subject to a vote by the Portfolio's shareholders. We encourage you to fully read the proxy statement (pdf) provided to shareholders.

What am I being asked to vote on?

You are being asked to approve the reorganization of your Wells Fargo Advantage Life Stage Portfolio into an acquiring Wells Fargo Advantage Fund. The *Wells Fargo Advantage Funds®* Board of Trustees (the Board) believes that these reorganizations will benefit shareholders, and it unanimously recommends that you vote to approve them.

In each reorganization, the Life Stage Portfolio will liquidate its holdings and transfer substantially all of its assets and liabilities to a corresponding acquiring Fund in exchange for shares of the acquiring Fund and other consideration. The reorganization is expected to be a **taxable exchange**. (Further information about the potential tax consequences of the proposed reorganization can be found on page 27 of the proxy statement.) Immediately after the closing of the reorganization, you will hold the shares of an acquiring Fund with a total dollar value equal to the total dollar value of the shares of the Life Stage Portfolio that you held before the closing. The acquiring Funds for each proposed reorganization are listed in the table below:

Wells Fargo Advantage Life Stage Portfolio	Acquiring Wells Fargo Advantage Fund
Life Stage – Conservative Portfolio	Moderate Balanced Fund
Life Stage – Moderate Portfolio	Growth Balanced Fund
Life Stage – Aggressive Portfolio	Aggressive Allocation Fund

Why has the Board recommended that I vote in favor of the reorganization?

Among the factors the Board considered in recommending these reorganizations were the following:

- The combined Funds will have potentially greater investment opportunities and market presence.
- The combined Funds are expected to have enhanced viability due to a larger asset base. A larger asset base can lead to lower expense ratios.
- The acquiring Funds have better comparative total return performance than their corresponding target Life Stage Portfolios over most measurement periods.
- The investment objectives , principal investments, and principal investment strategies of the target and acquiring Funds are relatively compatible.
- Shareholders will not bear the expenses incurred by each Fund in connection with the reorganizations.



Telephone

- Fund Info: 1-800-359-3379
- Quotes, Balances & Transactions: 1-800-368-7550

Additional numbers

Mail

- *Wells Fargo Advantage Funds*
  P.O. Box 8266
  Boston, MA 02266-8266

Visit Us in Person

- Investor Center

Press Room

- Read the latest news from *Wells Fargo Advantage Funds*

Secure Account Access Login

Login ID

Password [Go]

Whom should I call with questions about the voting process?
If you have any questions about the proxy materials or the proposal, please call your investment professional, trust officer, or *Wells Fargo Advantage Funds* at 1-800-222-8222. If you have any questions about voting your proxy, you may call our proxy solicitor, The Altman Group, at 1-866-406-2287.

*This Web site is accompanied by current prospectuses for **Wells Fargo Advantage Funds®**, an **EdVest℠** program description (PDF), and a **tomorrow's scholar®** program description (PDF).*

For 529 plans, an investor's or a designated beneficiary's home state may offer state tax or other benefits that are only available for investments in that state's qualified tuition program. Please consider this before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

EdVest and *tomorrow's scholar* are state-sponsored 529 college savings plans administered by the Wisconsin Office of the State Treasurer. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Managed Account Services, *Wells Fargo Advantage Funds*, the *Wells Fargo Advisor*℠ program, and the *EdVest* and *tomorrow's scholar* plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by **Wells Fargo Funds Distributor, LLC**, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

This Web site is for information purposes only and is not intended as a solicitation to sell or buy any security. *Wells Fargo Advantage Funds* are offered by prospectus and only to residents of the United States. Wells Fargo does not control or endorse and is not responsible for third-party Web sites to which this site links.

Wells Fargo Advantage Funds 1-800-359-3379

Wells Fargo Advantage Funds® Mergers

Frequently Asked Questions

Shareholders of certain *Wells Fargo Advantage Funds* are being asked to approve a reorganization of their target Wells Fargo Advantage Funds into acquiring Wells Fargo Advantage Funds. The following information highlights certain principal aspects of the proposal, which is subject to a vote by the target Funds' shareholders. We encourage you to fully read the proxy statement (pdf) provided to shareholders.

What am I being asked to vote on?

You are being asked to approve the reorganization of your target Wells Fargo Advantage Fund into an acquiring Wells Fargo Advantage Fund. The *Wells Fargo Advantage Funds* Board of Trustees (the Board) believes that these reorganizations will benefit shareholders, and it unanimously recommends that you vote to approve them.

In each reorganization, the target Fund will transfer all of its assets and liabilities to a corresponding acquiring Fund in exchange for shares of the same or a comparable class of the acquiring Fund. The reorganization is expected to be a tax-free exchange. Immediately after the closing of the reorganization, you will hold the shares of an acquiring Fund with a total dollar value equal to the total dollar value of the shares of the target Fund that you held before the closing. The target Funds and the corresponding acquiring Funds are listed in the table below:

Wells Fargo Advantage Life Stage Portfolio	Acquiring Wells Fargo Advantage Fund
Balanced Fund	Asset Allocation Fund
Corporate Bond Fund	Income Plus Fund
High Yield Bond Fund	High Income Fund
Intermediate Government Income Fund	Government Securities Fund
National Limited-Term Tax-Free Fun	Short-Term Municipal Bond Fund
National Tax-Free Fund	Municipal Bond Fund
Overseas Fund	International Equity Fund
Value Fund	C&B Large Cap Value Fund

Why has the Board recommended that I vote in favor of the reorganization?

Among the factors the Board considered in recommending these reorganizations were the following:

- The combined Funds will have potentially greater investment opportunities and market presence.
- The combined Funds are expected to have enhanced viability due to a larger asset base. A larger asset base can lead to lower expense ratios.
- The acquiring Funds have better or comparable total return or yield performance than their corresponding target Funds over most measurement periods.



Telephone

- Fund Info: 1-800-359-3379
- Quotes, Balances & Transactions: 1-800-368-7550

Additional numbers

Mail

- *Wells Fargo Advantage Funds*
P.O. Box 8266
Boston, MA 02266-8266

Visit Us in Person

- Investor Center

Press Room

- Read the latest news from *Wells Fargo Advantage Funds*

- The investment objectives, principal investments, and principal investment strategies of the target and acquiring Funds are relatively compatible.
- Shareholders will not bear the expenses incurred by each Fund in connection with the reorganizations.
- The reorganizations are expected to be tax-free for U.S. federal income tax purposes.

Whom should I call with questions about the voting process?
If you have any questions about the proxy materials or the proposal, please call your investment professional, trust officer, or *Wells Fargo Advantage Funds* at 1-800-222-8222. If you have any questions about voting your proxy, you may call our proxy solicitor, The Altman Group, at 1-866-406-2287.


Search for a
FUND

Frequently Asked Questions: Proposed Reorganization of Certain Wells Fargo Advantage Funds

Two definitive proxy statements (and combined prospectuses) proposing the reorganization of certain *Wells Fargo Advantage Funds*® were filed with the SEC on May 6, 2008. One proxy statement is seeking shareholder approval for the reorganization of the three *Wells Fargo Advantage Life Stage Portfolios*℠ into three acquiring *Wells Fargo Advantage Funds* in what is expected be a taxable exchange of shares. A second proxy statement is seeking shareholder approval for the reorganization of eight additional *Wells Fargo Advantage Funds* into acquiring *Wells Fargo Advantage Funds* in what is expected to be a tax-free exchange of shares.

In addition to the reorganizations proposed in the two proxy statements, four additional *Wells Fargo Advantage Funds* are scheduled to be reorganized into acquiring *Wells Fargo Advantage Funds* and will not be subject to shareholder approval.

The following questions and answers are intended for shareholders, investment professionals, and plan sponsors who have questions about these proposed reorganizations.

Overview

1. What are shareholders being asked to vote on at a special meeting on June 30, 2008?

Shareholders are being asked to approve the reorganization of their target Wells Fargo Advantage Fund into an acquiring Wells Fargo Advantage Fund. In each reorganization (excluding the reorganization of the three Life Stage Portfolios), the target Fund will transfer all of its assets and liabilities to a corresponding acquiring Fund in exchange for shares of the same or a comparable class of the acquiring Fund. In the case of the Life Stage Portfolios, each portfolio will liquidate its holdings and transfer substantially all of its assets and liabilities to a corresponding acquiring Fund in exchange for shares of the acquiring Fund and other consideration. Immediately after the closing of the reorganization, shareholders will hold the shares of an acquiring Fund with a total dollar value equal to the total dollar value of the shares of the target Fund that they held before the closing. The target Funds and the corresponding acquiring Funds are listed in the table below:

Fund Reorganizations Subject to Shareholder Approval

Target (Merging) Funds	Acquiring Funds
Wells Fargo Advantage Balanced Fund	Wells Fargo Advantage Asset Allocation Fund
Wells Fargo Advantage Corporate Bond Fund	Wells Fargo Advantage Income Plus Fund
Wells Fargo Advantage High Yield Bond Fund	Wells Fargo Advantage High Income Fund
Wells Fargo Advantage Intermediate Government Income Fund	Wells Fargo Advantage Government Securities Fund
Wells Fargo Advantage Life Stage–Conservative Portfolio℠	Wells Fargo Advantage Moderate Balanced Fund
Wells Fargo Advantage Life Stage–Moderate Portfolio℠	Wells Fargo Advantage Growth Balanced Fund
Wells Fargo Advantage Life Stage–Aggressive Portfolio℠	Wells Fargo Advantage Aggressive Allocation Fund
Wells Fargo Advantage National Limited-Term Tax-Free Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund
Wells Fargo Advantage National Tax-Free Fund	Wells Fargo Advantage Municipal Bond Fund
Wells Fargo Advantage Overseas Fund	Wells Fargo Advantage International Equity Fund
Wells Fargo Advantage Value Fund	Wells Fargo Advantage C&B Large Cap Value Fund

2. Which *Wells Fargo Advantage Funds* are scheduled to be reorganized and are not subject to shareholder approval?

For four of the target Funds, the *Wells Fargo Advantage Funds* Board of Trustees considered the investment objectives, investment teams and styles, and the Funds' expenses and determined that shareholder approval is not required and will not be sought for reorganization. This was pursuant to an SEC rule that permits very similar funds to merge without a shareholder vote. The target Funds and the corresponding acquiring Funds are listed in the table below:

Fund Reorganizations Not Requiring Shareholder Approval

Target (Merging) Funds	Acquiring Funds
Wells Fargo Advantage Endeavor Large Cap Fund℠	Wells Fargo Advantage Capital Growth Fund
Wells Fargo Advantage Equity Index Fund	Wells Fargo Advantage Index Fund
Wells Fargo Advantage Large Company Core Fund*	Wells Fargo Advantage Growth and Income Fund
Wells Fargo Advantage Ultra-Short Duration Bond Fund	Wells Fargo Advantage Ultra Short-Term Income Fund

*After the reorganization of the *Wells Fargo Advantage Large Company Core Fund* and the *Wells Fargo Advantage Growth and Income Fund*, the new Fund name will be *Wells Fargo Advantage Large Company Core Fund*. Its performance track record will be the Growth and Income Fund.

3. Will the proposed reorganizations result in any federal tax liability for shareholders?

With the exception of the reorganizations of the three *Wells Fargo Advantage Life Stage Portfolios*, each proposed reorganization is intended to be tax-free for U.S. federal income tax purposes. The proposed reorganization of the Life Stage Portfolios is expected to be a taxable exchange.

4. Why will the proposed Life Stage Portfolio reorganizations be taxable exchanges?

Although most reorganizations of mutual funds are completed tax-free for U.S. federal income tax purposes, the reorganizations of the Life Stage Portfolios are expected to be taxable exchanges. The Life Stage Portfolios are funds of funds that invest in underlying affiliated *Wells Fargo Advantage Funds* to pursue their investment objectives. Their corresponding acquiring Funds invest in master portfolios and do not invest in underlying mutual funds. Because of the difference in the structure of the target Life Stage Portfolios and the structure of the acquiring Funds, there is substantial uncertainty as to whether the reorganization would have satisfied the "continuity of business enterprise" requirement of the Internal Revenue Code, which must be met to qualify as tax-free reorganization. Accordingly, the reorganization has been structured in a manner to ensure that it will be taxable in order to provide greater certainty about the tax consequences of the reorganization to shareholders of the Life Stage Portfolios.

Shareholders who hold Life Stage Portfolios in a taxable account will receive applicable tax forms in early 2009 that they can use to file their tax returns. However, because a substantial percentage of the shareholders of the Life Stage Portfolios hold their shares in a tax-free account, they will not experience a taxable event. All shareholders of the Life Stage Portfolios will reorganize into Funds with lower net operating expenses. The *Wells Fargo Advantage Funds* Board of Trustees believes that the benefits of the reorganizations to shareholders of the Life Stage Portfolios outweigh any adverse consequences that may arise for shareholders due it its taxable nature. Further information about the taxable nature of the reorganization of the Life Stage Portfolios can be found in the combined prospectus and proxy statement, in sections beginning on page 6 and on page 27.

5. Has the Board of Trustees of *Wells Fargo Advantage Funds* (the Board) approved these proposals?

Yes. The Board has unanimously agreed that these reorganizations are in the shareholders' best interests and recommends that shareholders cast a favorable vote.

6. Why has the Board recommended that shareholders vote in favor of the reorganizations?

Among the factors the Board considered in recommending these reorganizations were the following:

- The combined Funds will have potentially greater investment opportunities and market presence.
- The combined Funds are expected to have enhanced viability due to a larger asset base. A larger asset base can lead to lower expense ratios.
- The investment objectives, principal investments, and principal investment strategies of the target and acquiring Funds are relatively compatible.
- Shareholders will not bear the expenses incurred by each Fund in connection with the reorganizations.

7. What is the timeline for the reorganizations?

Time Frame	Event
April 18, 2008	Record date for special shareholder meeting.
May 2008	Proxy materials will be mailed to shareholders of record as of April 18, 2008.We anticipate that the mailing will begin on May 12.
June 30, 2008	Scheduled date of the special shareholder meeting. For shareholders whowill not attend the meeting in person, proxy voting instructions must be received prior to the meeting. Meeting will be held at 3:00 p.m., Pacific Time, at 525 Market Street, 12th Floor, Yosemite Conference Room, San Francisco, California.
July 18, 2008	If approved at the June 30 meeting, the reorganizations will occur on or about July 18, 2008. The reorganizations that are not subject to a shareholder vote are also scheduled to occur on this date.

A proxy vote allows record-date fund shareholders to cast a vote without attending the shareholder meeting on June 30, 2008.

8. Who is entitled to vote?

For the reorganizations that are subject to shareholder approval, shareholders who owned shares of the target Funds on the record date, which is April 18, 2008, and who have the authority to vote their shares will receive proxy materials and are encouraged to cast their vote. Shareholders of record are entitled to one vote for each whole share and a fractional vote for each fractional share of the Fund that they owned on the record date.

9. What methods can be used to vote?

Shareholders may vote in the following ways:

- By returning the proxy ballot card by mail prior to the shareholder meeting.
- By calling the automated voting line at the toll-free number listed on their proxy ballot card. To vote by telephone, shareholders will need the control number printed on the ballot card.
- By going online to the Web site listed on their proxy ballot card and following the instructions. To vote online, shareholders will need the control number printed on the ballot card.
- By personally attending and voting at the shareholder meeting on June 30, 2008.

10. Will shareholders receive a confirmation when they have completed voting their proxy?

Shareholders will not receive a confirmation if they send their proxy vote by mail. However, they will receive a confirmation if they vote by telephone with the proxy solicitor. If they vote online, they will be able to print a confirmation of their proxy vote or request an e-mail confirmation.

11. What if shareholders of a certain Fund do not approve the reorganization of that Fund?

If this occurs, the reorganization will not take place for that Fund, and the *Wells Fargo Advantage Funds* Board of Trustees will determine an appropriate course of action.

12. Whom can a plan sponsor call for additional information?

If plan sponsors request additional information, the sponsors should be directed to speak to their relationship manager.

The Proxy Solicitation Process

1. How do I handle a shareholder who calls us wanting to vote over the phone?

Shareholders who want to vote over the phone should be transferred to The Altman Group, a proxy solicitation firm that was hired for this proxy solicitation process, at 1-866-406-2287. The Altman Group may transfer shareholders to *Wells Fargo Advantage Funds* if it receives questions it is unable to answer, such as questions about specific *Wells Fargo Advantage Funds* accounts. Shareholders can also vote by using the automated phone service by calling the number listed on their proxy ballot card.

2. If shareholders approve the proposal on June 30, 2008, when will the reorganizations take effect?

Upon shareholder approval, the changes will become effective on or about July 18, 2008.

3. Will anyone call shareholders regarding the proxy?

An independent proxy solicitor, The Altman Group, may contact shareholders regarding this proxy. If a shareholder questions the validity of a solicitation call, please reassure them that *Wells Fargo Advantage Funds* is aware of the phone call.

4. Who is paying for the proxy solicitation?

Wells Fargo Funds Management, LLC, will pay for all expenses incurred for this proxy solicitation. The expenses will not be charged to the Funds or to the Funds' shareholders.

5. Whom can shareholders call for additional information?

If shareholders have questions about the proxy materials or the proposal, they may call their relationship manager, investment professional, or *Wells Fargo Advantage Funds* at 1-800-222-8222. If they have any questions about how to vote they may also call our proxy solicitor, The Altman Group, directly at 1-866-406-2287.

1. Can shareholders exchange or redeem their shares before the proposed reorganization takes place?

Yes. Shareholders may exchange their shares for shares of another Wells Fargo Advantage Fund, or redeem their shares, at any time before the proposed reorganization takes place. If shareholders choose to do so, their request will be treated as a normal exchange or redemption of shares and may be a taxable transaction or subject to any applicable deferred sales charges or redemption fees. Shareholders can also make subsequent purchases of shares of their Funds prior to the proposed reorganizations.

2. What will happen to the price of the acquiring Fund on the day of the proposed reorganization?

The price of the acquiring Fund will be impacted by the performance of the securities in its portfolio on the date of the reorganization. However, the proposed reorganization by itself will not affect the share price of the acquiring Fund.

3. After the reorganizations, will target Fund shareholders pay lower expenses in the acquiring Funds than they do today?

Pending shareholder approval of the reorganizations, in almost every case, Fund expenses will be the same or lower and, in certain cases, significantly lower. However, one share class of the *Wells Fargo Advantage International Equity Fund*, an acquiring Fund, has expenses that are slightly higher than the corresponding share class of the target *Wells Fargo Advantage Overseas Fund*.

Mutual fund investing involves risks, including the possible loss of principal. Consult a Fund's prospectus for additional information on risks.

FOR INSTITUTIONAL INVESTOR USE ONLY - NOT FOR USE WITH THE PUBLIC

*This Web site is accompanied by prospectuses for **Wells Fargo Advantage Funds®** and a program description for the **tomorrow's scholar®** plan.*

For 529 plans, an investor's or a designated beneficiary's home state may offer state tax or other benefits that are only available for investments in that state's qualified tuition program. Please consider this before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

This Web site is for information purposes only and is not intended as a solicitation to sell or buy any security. *Wells Fargo Advantage Funds* are offered by prospectus and only to residents of the United States. Wells Fargo does not control or endorse and is not responsible for third-party Web sites to which this site links.

Wells Fargo Advantage Funds
Investment Professionals · 1-888-877-9275
Institutional Sales Professionals · 1-888-253-6572